                                                                   EXHIBIT 10.10

                              LEASE AMENDMENT NO. 1

      THIS LEASE AMENDMENT NO. 1, made and entered into this the 20th day of November, 2002, by and between ACIN LLC, as Lessor and ARK LAND COMPANY, as Lessee.

                                   WITNESSETH:

      THAT WHEREAS, the Lessor and Lessee are parties to a coal lease dated October 17, 2002 ("Lease") concerning certain property located in Letcher County, Kentucky and Wise County, Virginia,

      THAT WHEREAS, the Lessor and Lessee are also parties (together with Arch Coal, Inc.) to that certain Royalty Pass Through Agreement and Guaranty dated October 10, 2002 (the "Royalty Pass Through Agreement") concerning certain royalties to be paid by the Lessee to the Lessor with respect to property located in Knox County, Indiana, and

      WHEREAS, the parties hereto have agreed to amend the Lease and to terminate the Royalty Pass Through Agreement in accordance with the terms of this Lease Amendment No. 1;

      NOW, THEREFORE, in consideration of the premises and the further consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

      1. The Lease is amended by adding a new paragraph to Section 4 thereof as follows:

      "In addition to, and not in substitution of, all other payments called for herein, Lessee will pay to Lessor non-recoupable rental payments as follows:

      a. On the date of execution hereof the sum of Eight Hundred Thirty Nine Thousand ($839,000).

      b. On the first day of the month of February, May, August and November in each year designated below, payments in the following amounts:

                                 2003 -- $270,000

                                 2004 --  290,000

                                 2005 --  295,000

                                 2006 --  205,000

                                 2007 --  205,000"

2. The Royalty Pass Through Agreement is hereby terminated and rendered void. Arch Coal, Inc. is hereby released and relieved from any further obligation or liability arising under the Royalty Pass Through Agreement.

3.    Except as amended herein, the Lease remains in full force and effect.

      IN WITNESS WHEREOF, ACIN LLC and Ark Land Company have caused this Lease Amendment No. 1 to be executed by their respective duly authorized officers as of the day and year first above written.

                                      ACIN LLC

                                      By NRP (OPERATING) LLC

                                      Its Sole Operating Manager

                                      By:  /s/ Nick Carter
                                               Nick Carter
                                      Its: President and Chief Operating Officer


                                      ARK LAND COMPANY

                                      By: /s/ Steve McCurdy
                                         ------------------
                                      Its:President

STATE OF West Virginia
COUNTY OF Cabell, SS:

      The foregoing instrument was acknowledged before me this 25th day of November, 2002, by Nick Carter, President and Chief Operating Officer of NRP (Operating) LLC, the sole operating manager of ACIN LLC, on behalf of ACIN LLC.

      My commission expires November 26, 2007.

                                                       Chasity L. Chapman
                                                         Notary Public

(S E A L)

STATE OF Missouri

COUNTY OF St. Louis, SS:

      I, Erika M. Dominick, a Notary Public in and for the State and County aforesaid do certify that Steven E. McCurdy, who signed the above writing dated November 22, 2002, for ARK LAND COMPANY, has this day, in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

      Given under my hand and notarial seal this 22nd day of November, 2002.

      My commission expires September 30, 2003.

                                                            Erika M. Dominick
                                                              Notary Public

(S E A L)


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